Exhibit 10.11

AINA LE’A, INC.

SUBSCRIPTION AGREEMENT

The undersigned (the “Investor”) hereby confirms its agreement with Aina Le’a, Inc., a Delaware corporation (the “Company”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Securities attached hereto as Annex I (collectively, (this “Agreement”) is made as of the date set forth below between the Company and the Investor.

2. The Company has authorized the sale and issuance to certain investors of a minimum of 1,250,000 and up to a maximum of 2,000,0000 authorized and unissued shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), at an initial public offering price of $13.75 per Share (the “Purchase Price”).

3. The offering and sale of the Shares (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-1, File No. 333-201722 (as amended and supplemented including, but not limited to, by Post-Effective Amendment No. 1 declared effective by the Securities and Exchange Commission (the “Commission”) on                     , 2015, and filed under the Securities Act of 1933, as amended (the “Securities Act”), and by the Company with the Commission (including a prospectus dated             , 2015 (the “Final Prospectus”), contained therein and made part thereof (collectively, the “Registration Statement”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act), that have been filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Shares, the terms of the Offering and the Company, and (3) the Final Prospectus (which as indicated above was included in the Registration Statement filed with and declared effective by the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4. The Company and the Investor agree that at the Closing (as defined in Section 3.1 of Annex I), the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares for the aggregate Purchase Price, both in such amount set forth on the Signature Page hereto. The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by the Placement Agent (the “Placement Agent”) named in the Final Prospectus.

5. The Investor shall within (1) one business day of this Agreement either (i) wire immediately available funds to an escrow account (the “Escrow Agent”) maintained by Signature Bank, N.A. (the “Escrow Agent”) pursuant to and in accordance with the wire instructions provided both in Section 3.3 of Annex I and in the “Method of Payment” Section

hereof immediately following the Signature Page hereto; and/or (ii) send a check(s) to the Escrow Agent at it’s address set forth in Section 3.3 of Annex I, made payable to the order of “Signature Bank, as Escrow Agent for Aina Le’a, Inc.,”, in both cases, in the amount of the Purchase Price.

6. The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows:

A.	Delivery by crediting the account of the Investor’s prime broker or brokerage firm, as applicable (as specified by the Investor in the “Method of Payment” Section of this Agreement immediately following the Signature Page hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker or brokerage firm, as applicable, shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by West Coast Stock Transfer, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I) DIRECT THE PRIME BROKER OR THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES; AND

(II) REMIT PAYMENT FOR THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE ESCROW ACCOUNT:

- OR-

B.	AT THE CLOSING (AS DEFINED IN SECTION 3.1 OF ANNEX I), THE COMPANY SHALL AUTHORIZE THE TRANSFER AGENT TO ISSUE AND DELIVER WITHIN (3) BUSINESS DAYS OF THE CLOSING, CERTIFICATES REPRESENTING THE SHARES REGISTERED IN THE INVESTOR’S NAME OR, IF SO INDICATED ON THE IN THE “METHOD OF PAYMENT” SECTION HEREOF IMMEDIATELY FOLLOWING THE SIGNATURE PAGE HERETO, IN THE NAME OF A NOMINEE DESIGNATED BY THE INVESTOR) TO THE ADDRESS SET FORTH FOR THE INVESTOR ON THE SIGNATURE PAGE TO THIS AGREEMENT.

7. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Prospectus which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Securities Act, including the Prospectus, a free writing prospectus and oral communications.

9. No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

10. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to Placement Agent:

Newbridge Securities Corporation

5200 Town Center Circle

Tower 1, Suite 306

Boca Raton, Florida 33486

Attention: David Cohen, Director Investment Banking

Facsimile: (561) 229-1531

With a copy (which shall not constitute notice) to:

Gusrae Kaplan Nusbaum PLLC

120 Wall Street, 25th Floor

New York, New York 10005

Attention: Lawrence G. Nusbaum, Esq.

Facsimile: (212) 809-5449

If to the Company:

Aina Le’a, Inc.

69-201 Waikoloa Beach Drive, #2617

Waikoloa, Hawaii 96738

Attention: Robert Wessels, Chief Executive Officer

If to Escrow Agent:

Signature Bank

261 Madison Avenue

New York, New York 10016

Attention: Cliff Broder, Group Director & Senior Vice President

Facsimile: (646) 758-8413

If to the Investor:

(as set forth on the signature page hereto)

11. Governing Law. This Agreement shall be governed by and construed solely and exclusively pursuant to the laws of the State of New York. Each of the Investor and the Company hereto expressly and irrevocably (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in either the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York; (2) waives any objection they may have now or hereafter to the venue of any such suit, action or proceeding; and (3) consents to the in personam jurisdiction of either the New York State Supreme Court, County of New York, or the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in either the

New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

[Signature page to follow]

[Signature Page to Subscription Agreement]

Number of Shares to be Purchased by the Investor:

Purchase Price per Share: $

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between the Company and you, as Investor by signing in the space provided below for that purpose.

Dated as of: , 2015
INVESTOR
By:
Print Name:
Title:
Address:

Agreed and Accepted

this         day of             , 2015:

AINA LE’A, INC.

By:
Name:
Title:

Method of Payment

Check Method of Payment:

[    ] Check enclosed; or

[    ] Please wire $                     from my account held at:

Account Title:                     ; Account Number:

To the following:

Wire Instructions
Bank Name:	Signature Bank

ABA Number:	261 Madison Avenue, New York, New York 10016

A/C Name:	Signature Bank, as Escrow Agent for Aina Le’a, Inc.

A/C No

ABA No.:	026013576

FBO: Investor Name:

Social Security Number or Employer Identification Number:

By attaching my signature below, I represent for Account #                    , to COR Clearing, LLC and/my brokerage firm that the information contained above is truthful and accurate and represent my instruction.

Investor Signature:                                          Date

Name:

Title:

Brokerage Acct #:

Select method of delivery of Shares [CHECK ONE]:

[    ] DWAC DELIVERY DWAC instructions:

1.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

2.	DTC Participant Number:

3.	Name of Account at DTC Participant being credited with the Shares:

4.	Account Number of DTC Participant being credited with the Shares: ; or

[    ] PHYSICAL DELIVERY OF CERTIFICATES Delivery Instructions:

Name in which Shares should be issued:

Address for delivery: c/o                     ; Street

City/State/Zip:                     ; Attention:

Telephone No.:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2. Agreement to Sell and Purchase the Shares; Placement Agent.

2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Subscription Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with all other investors in the Offering (the “Other Investors”) and expects to complete sales of Shares to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Subscription Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3 Investor acknowledges that the Company has agreed to pay Newbridge Securities Corporation (the “Placement Agent”) a fee (the “Placement Agent Fee”) and to reimburse the Placement Agent for certain expenses in respect of the sale of the Shares to the Investor, all as set forth in the Preliminary Prospectus and the Prospectus.

2.4 The Company has entered into a Placement Agency Agreement, dated July 8, 2015 (collectively, as amended pursuant to an amendment dated as of September 1, 2015, the “Placement Agent Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

3. Closings and Delivery of the Securities and Funds.

3.1 Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-l promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At each Closing, (a) the Company shall cause its Transfer Agent to deliver to the Investor the number of Shares purchased by the Investor as set forth on the Signature Page of the Subscription Agreement registered in the name of the Investor or, if so indicated on the in the “Method of Payment” Section hereof immediately following the Signature Page of the Agreement, in the name of a nominee designated by the Investor, and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2 Conditions to the Obligations of the Parties.

(a) Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company of the purchase price in cleared funds for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date, all as set forth in this Annex I and in the Subscription Agreement to which it is attached.

(b) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agent Agreement, and to the condition that the Placement Agent has determined that the conditions to the closing in the Placement Agent Agreement and Prospectus have been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any Other Investor of the Shares that such Other Investor has agreed to purchase from the Company, but are explicitly conditioned on the purchase by Investors and sale by the Company of not less than 1,250,000 Shares in the Offering.

3.3 Delivery of Funds.

DWAC Delivery. If the Investor elects to settle the Shares purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following Escrow Account designated by the Company:

Wire Instructions

Bank Name:	Signature Bank

ABA Number:	261 Madison Avenue, New York, New York 10016

A/C Name:	Signature Bank, as Escrow Agent for Aina Le’a, Inc.

A/C No

ABA No.:	026013576

FBO: Investor Name:

Social Security Number or

Employer Identification Number:

3.4 Delivery of Shares.

DWAC Delivery. If the Investor elects to settle the Shares purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Upon the closing of the Offering, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

4. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agent that:

4.1 The Investor (a) has answered all questions in this Subscription Agreement, including this Annex I and the Investor Questionnaire in Exhibit A, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (b) in connection with its decision to purchase the Shares set forth in the Subscription Agreement, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2(a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Preliminary Prospectus, the Prospectus or any free writing prospectus.

4.3(a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4 The Investor understands that nothing in this Agreement, the Preliminary Prospectus, the Disclosure Package, the Offering Information, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5. Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and the payment therefor. The Placement Agent shall be a third party beneficiary with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)	if to the Company, to:

AINA LE’A, INC.

69-201 Waikola Beach Drive #2617

Waikoba, HI 96738

Facsimile: (            )             -

Attention: Robert J. Wessels, President and Chief Executive Officer

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

3161 Michelson, Suite 1000

Irvine, CA 92612

Facsimile: (949) 732-6501

Attention: Raymond A Lee, Esq.

Newbridge Securities Corporation

5200 Town Center Circle

Tower I, Suite 306

Boca Raton, FL 33486

Facsimile: (561) 229-1531

Attention: Bruce Jordan, Head of Investment Banking

with a copy (which shall not constitute notice) to each of:

Gusrae Kaplan Nusbaum PLLC

120 Wall Street (25th Floor)

New York, NY 10005

Facsimile: (212) 809-5449

Attention: Lawrence G. Nusbaum, Esq.

If to Escrow Agent:

Signature Bank

261 Madison Avenue

New York, New York 10016

Attention: Cliff Broder, Group Director & Senior Vice President

Facsimile: (646) 758-8413

(b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission).

11. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Shares to such Investor.

12. Termination. In the event that the Placement Agent Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

EXHIBIT A

AINA LE’A, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares: